BAYFIRST FINANCIAL CORP.
SUBSCRIPTION AGREEMENT
-PLEASE READ CAREFULLY-
This Subscription Agreement (the “Subscription Agreement”) should be completed in accordance with these instructions and returned, along with a photocopy of each undersigned’s state-issued driver’s license or photo identification card, to:
BayFirst Financial Corp. (the “Company”)
Attention: Mr. Scott McKim
Chief Financial Officer
700 Central Avenue, Suite 102
St. Petersburg, FL 33701
Telephone: 727.521.7085
Email: scott.mckim@bayfirstfinancial.com
Payment is to be made by wire transfer or by personal check or cashier’s check made payable to “BayFirst Financial Corp.”
This Subscription Agreement is made by and between the Company, and the undersigned who is subscribing for shares of the preferred stock of the Company pursuant to a private placement by the Company (the “Placement”).
In consideration of the Company’s agreement to issue shares of its preferred stock to the undersigned, upon the terms and conditions set forth herein, the undersigned agrees and represents as follows:
1. The undersigned hereby irrevocably subscribes for and irrevocably agrees to purchase, and the Company agrees to issue and sell to the undersigned if the Company accepts this subscription, the number of shares of its Series C Cumulative Convertible Preferred Stock (the “Shares”), set forth on the signature page hereof, at a price of $1,000.00 per share payable by wire transfer, personal check or cashier’s check. The undersigned agrees to execute and deliver to the Company any other documents reasonably requested by the Company to substantiate satisfaction by the undersigned of the terms and conditions established for investors as conditions precedent to the purchase of shares of preferred stock of the Company in the Placement and any other documents required by any state securities commission or authority or management of the Company. Subject to Section 2 of this Subscription Agreement, if the foregoing subscription is accepted by the Company, the undersigned acknowledges that the undersigned will be issued the Shares.
2. The undersigned understands that there are no closing conditions of the Placement. The Company will accept subscriptions and issue shares at any time at the discretion of the Company. The undersigned hereby acknowledges receipt of a copy of the Company’s most recent Form 10-K, Form 10-Q, and Schedule 14A (proxy statement) delivered with this Subscription Agreement.
3. The undersigned understands, acknowledges and agrees that:

a.This subscription may be accepted or rejected in whole or in part by the Company in the Company’s sole and absolute discretion. This Subscription Agreement will not be effective until accepted by the Company. Subject to Section 2 of this Subscription Agreement, acceptance of the Company shall occur upon delivery of an “Acceptance by Company,” in the form attached hereto, signed by an officer of the Company and delivered to the undersigned.
b.If this subscription is accepted, the Shares purchased pursuant hereto will be owned only in the name of the undersigned as indicated on the signature page below.
c.Except as provided under applicable state securities laws, this subscription is and shall be irrevocable, except that the undersigned shall have no obligations hereunder in the event that this subscription is for any reason rejected or the Placement is for any reason terminated.
d.The shares of preferred stock being offered are not deposit accounts and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the any information contained in the materials provided herewith. Any representation to the contrary is a criminal offense.
e.The Shares are being purchased for the undersigned’s own account for investment and not for distribution or resale to others. The undersigned agrees that the undersigned will not resell or otherwise transfer the undersigned’s Shares unless such sale or transfer is registered under the Securities Act of 1933 (the "Act") and applicable state securities laws or an exemption from registration under the Act and such laws is available. The undersigned understands that the Company is under no obligation to register the resale of the Shares on behalf the undersigned or to assist the undersigned in complying with any exemption from registration. The undersigned represents that the undersigned has adequate means of providing for the undersigned’s current needs and possible personal contingencies and that the undersigned has no need for liquidity in this investment. It is understood that all documents, records and books pertaining to this investment have been made available for inspection by the undersigned and as requested by any of the undersigned’s attorney, accountant and purchaser representative (as such term is defined in Rule 501(i) of Regulation D under the Act).
f.The undersigned agrees to furnish an opinion of counsel acceptable to the Company to the effect that any proposed assignment, sale, transfer, exchange or other disposition of the Shares complies with applicable federal and state securities laws and regulations and applicable federal and state banking laws and regulations (collectively, the “Securities Laws”).
g.The undersigned hereby acknowledges and agrees that except as described herein, this Subscription Agreement may not be canceled, revoked or withdrawn by the undersigned, and that this Subscription Agreement and the documents submitted herewith shall survive the death or disability of the undersigned.
h.The undersigned understands and acknowledges that the Company is relying on representations, warranties and agreements made by the undersigned to the Company herein and in the Investor Suitability Questionnaire delivered herewith by the undersigned to the Company (the “Investor Suitability Questionnaire”) and, therefore, hereby agrees to indemnify the Company and its directors, officers, affiliates, employees, agents and attorneys, and hold each of them harmless against any and all loss, damage, liability or expense, including reasonable attorneys’ fees, which they or any of them may suffer, sustain or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the undersigned under this Subscription Agreement, the Investor Suitability Questionnaire or in connection with the sale or distribution by the undersigned of the Shares purchased by the undersigned pursuant hereto in violation of any of the Act, the Securities Laws or any other applicable law.
i.The undersigned understands that any certificates representing the Shares will contain a legend substantially in the following form:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY OTHER STATE OR JURISDICTION (THE “STATE ACTS”). ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, PLEDGED, EXCHANGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND THE STATE ACTS, EXCEPT UPON DELIVERY TO THE COMPANY OF (A) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER, OR (B) EVIDENCE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT, THE STATE ACTS, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.
4. The undersigned hereby further represents, warrants and agrees that:
a.The undersigned is an “Accredited Investor” as defined in subparagraph (a) of Rule 501 of Regulation D under the Act and as set forth in the undersigned’s Investor Suitability Questionnaire and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment in the Shares.
b.The undersigned is acquiring the Shares for the undersigned’s own account solely for investment, not for the account of any other person and not with a view to distribution, assignment or resale, and no other person has or will have a direct or indirect beneficial interest in any Shares so acquired; and agrees not to sell, hypothecate or otherwise dispose of all or any part of the shares representing the undersigned’s Shares unless: (i) the offer and sale or transfer of the Shares have been registered under the Act and applicable state securities laws or, in the opinion of counsel acceptable to the Company, an exemption from registration under the Act and such laws is available; and (ii) such transfer will not, in the opinion of counsel acceptable to the Company, cause the Company to violate any of the Securities Laws.
c.The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Shares will not cause such overall commitment to become excessive.

d.The undersigned has adequate net worth and means of providing for the undersigned’s current needs and personal contingencies necessary to sustain a complete loss of the undersigned’s investment in the Company and the undersigned has no need for liquidity in this investment in the Shares.
e.The undersigned, either alone or with a purchaser representative as described above, has such knowledge and experience in financial and business matters in general and in particular with respect to this type of investment that the undersigned is capable of evaluating the merits and risks of an investment in the Company.
f.The Company has made available to the undersigned and, as requested, to any of the undersigned’s attorney, accountant or other professional advisors, all documents that the undersigned or any of the foregoing has requested relating to an investment in the Company and has provided satisfactory answers to all of the undersigned’s questions concerning the Placement and the Company. In evaluating the suitability of an investment in the Company and acquiring the Shares, the undersigned has not been furnished with or relied upon any representations or other information (whether oral or written) other than as set forth herein or furnished herewith.
g.The undersigned recognizes, understands and has evaluated all of the risk factors related to the purchase of Shares, including, but not limited to, those set forth in the materials delivered herewith. The undersigned is willing and able to bear the economic risk of an investment in the Shares of the size contemplated, including, but not limited to, the risk of losing his, her or its entire investment in the Company. In making this statement, consideration has been given to whether the undersigned can afford to hold the investment for an indefinite period of time and whether the undersigned can afford a complete loss of investment in the Shares. The undersigned offers as evidence of any ability to bear the economic risk the information contained in the Investor Suitability Questionnaire.
h.The undersigned confirms that the undersigned is not relying on any communication (written or oral) of the Company, or any of its affiliates, agents or representatives, as investment advice or as a recommendation to purchase the Shares. It is understood that neither the Company nor any of its affiliates, agents or representatives, is acting or has acted as an advisor to the undersigned in deciding to invest in the Shares. The undersigned acknowledges that neither the Company nor any of its affiliates, agents or representatives, has made any representation regarding the proper characterization of the Shares for purposes of determining the undersigned’s authority to invest in the Shares.
i.The undersigned understands that: (i) any estimates or projections concerning the expected performance of the Company, by their nature, constitute “forward-looking statements” (for purposes of the Securities Laws) and involve significant elements of subjective judgment and analysis that may or may not be correct; (ii) there can be no assurances that any such projections or goals will be attained; and (iii) any such projections and estimates should not be relied on as a promise or representation of the Company’s future performance.
j.The undersigned is not relying on any information, written or oral, provided by or on behalf of the Company with respect to the tax consequences of an investment in the Company or the suitability of this investment for the undersigned, but is relying on its own evaluation and that of its own professional, legal, tax and financial advisors to make such determinations based on the undersigned’s particular circumstances.
k.The undersigned is a bona fide resident of the state set forth in the undersigned’s address below and agrees that, in the event the undersigned’s principal residence is changed prior to his, her or its purchase of the Shares, the undersigned will promptly notify the Company, and if the change is to a state in which offers and/or sales of Shares in the manner contemplated by the Placement is prohibited by applicable law, that any offer to sell the Shares to him, her or it prior to notification of the changes shall be deemed retracted and the undersigned shall no longer be entitled to purchase Shares.
l.All information that the undersigned has provided to the Company concerning the undersigned and the undersigned’s financial position and business experience, including, but not limited to, in the Investor Suitability Questionnaire, is true, correct and complete as of the date set forth below, and shall be true, correct and complete as of the date of the acceptance hereof by the Company and the issuance of the Shares to the undersigned. If there should be any material change in such information prior to the issuance to the undersigned by the Company of the Shares, the undersigned will immediately furnish such revised or corrected information to the Company.
m.The undersigned has not distributed any materials furnished to the undersigned by the Company pursuant to the Placement to anyone other than the undersigned’s professional advisors.
n.The undersigned and his, her or its advisor(s) have neither relied upon nor seen any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any solicitation of a subscription by a person other than a representative of the Company. The undersigned has attended no seminar or meeting in connection with the offering of the Shares, and the undersigned is aware of no such seminar or meeting attended by others, except for meetings of one or more potential subscribers with representatives of the Company for the purpose of responding to inquiries as provided in Section 4(f) above.
o.The foregoing representations, warranties and agreements, together with all other representations and warranties made or given by the undersigned to the Company in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the purchase of the Shares as if made on and as of such date and shall survive such date. If more than one person is signing this Subscription Agreement, each representation, warranty and undertaking hereby shall be the joint and several representation, warranty and undertaking of each such person. If the undersigned is subscribing for the Shares subscribed for hereby in a representative or fiduciary capacity, the representations and warranties contained herein (and in any other written statement or document delivered to the Company in connection herewith) shall be deemed to have been made on behalf of the person or persons for whom such Shares are being purchased.
5. If the undersigned is an individual, (i) the undersigned is at least 21 years of age, a citizen and resident of the United States of America and of sufficient legal capacity to execute the Subscription Agreement, (ii) the undersigned has the full right, power and authority to execute the Subscription

Agreement and to perform his or her obligations hereunder and thereunder, (iii) the Subscription Agreement has been duly executed and delivered by the undersigned and constitute valid and binding obligations of the undersigned, and (iv) the execution and delivery by the undersigned of the Subscription Agreement, and the performance by the undersigned of its obligations hereunder and thereunder, do not and will not violate or conflict with the terms of any agreement or instrument to which the undersigned is a party or by which it is bound.
6. If the undersigned is a corporation, trust, partnership, limited liability company or other entity, (i) the undersigned has the full right, power and authority to execute and deliver the Subscription Agreement and to perform its obligations hereunder, (ii) the Subscription Agreement has been duly executed and delivered by the undersigned and constitutes a valid and binding obligation of the undersigned, (iii) the execution and delivery by the undersigned of the Subscription Agreement and the performance by the undersigned of its obligations hereunder does not and will not violate or conflict with the terms of any agreement or instrument to which the undersigned is a party or by which it is bound, and (iv) unless the prior written approval of the Company has been obtained, the undersigned was not organized for the specific purpose of acquiring the Shares. The undersigned has reviewed all corporate charter documents, bylaws, or other organizational documents necessary to confirm the representations and warranties made in the previous sentence, and, upon the request of the Company, the undersigned will deliver copies of all such documents to the Company.
7. If the undersigned is acting on behalf of an “employee benefit plan” as defined in and subject to the Employment Retirement Income Security Act of 1974, as amended (“ERISA”), or any “plan” as defined in Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (each such “employee benefit plan” or “plan” being referred to herein as a “Plan”), the individual signing this Subscription Agreement on behalf of the undersigned, in addition to the representations and warranties herein and in the Investor Suitability Questionnaire, hereby further represents and warrants as, or on behalf of, the fiduciary of the Plan responsible for purchasing the Shares (the “Plan Fiduciary”) that: (a) the Plan Fiduciary has considered an investment in the Company in light of the risks relating thereto; (b) the Plan Fiduciary has determined that, in view of such considerations, the investment in the Company is consistent with the Plan Fiduciary's responsibilities under ERISA; (c) the Plan's investment in the Company does not violate and is not otherwise inconsistent with the terms of any legal document constituting the Plan or any trust agreement thereunder; and (d) the Plan Fiduciary (i) is responsible for the decision to invest in the Shares, including the determination that such investment is consistent with the requirement imposed by Section 404 of ERISA that Plan investments be diversified so as to minimize the risks of large losses, (ii) is independent of the Company and each of its respective affiliates, (iii) is qualified to make such investment decision, and (iv) in making such decision, the Plan Fiduciary has not used as a primary basis any advice or recommendation of any of the parties listed in clause (ii) of this sentence or any of their respective employees. Such individual will, at the request of the Company, furnish the Company with such information as the Company may reasonably require to establish that the purchase of the Shares by the Plan does not violate any provision of ERISA or the Code, including without limitation, those provisions relating to “prohibited transactions” by “parties in interest” or “disqualified persons” as defined therein.

8. The undersigned hereby certifies under the penalties of perjury that the social security or tax identification number provided below is true, correct and complete and the undersigned is not subject to back-up withholding provisions of Section 3406 of the Internal Revenue Code of 1986, as amended.
Taxpayer Identification Number
or Social Security Number
If subscribing for Shares with spouse, list spouse’s
Social Security Number
9. Each of the acknowledgments, covenants, representations, warranties, certifications, conditions and restrictions in the Subscription Agreement shall be deemed to have been restated at and as of the date of the acceptance of the subscription and the sale of the Shares subscribed for hereunder. If in any respect such representations, warranties or information shall not be true and accurate at any time prior to the undersigned taking possession of the Shares, the undersigned will give written notice of such fact to the Company, specifying which representations, warranties or information are not true and accurate and the reasons therefor.
10. All statements, representations, warranties, covenants and agreements in this Subscription Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Subscription Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Subscription Agreement. All representations and warranties made by the parties hereto in this Subscription Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive: (a) the execution and delivery hereof; (b) any investigations made by or on behalf of the parties; and (c) the closing of the transaction contemplated hereby, and shall remain in full force and effect for the respective statutes of limitations applicable to claims of the type described therein.
11. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require. The parties hereto acknowledge and agree that: (a) each party has reviewed the terms and provisions of this Subscription Agreement; (b) the rules of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Subscription Agreement; and (c) the terms and provisions of this Subscription Agreement shall be construed fairly as to the parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Subscription Agreement.
12. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the internal laws (and not the conflicts of law principles) of the State of Florida. This Subscription Agreement and the rights, powers and duties set forth herein shall be binding upon the undersigned, the undersigned’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. In the event that any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. The terms and provisions of this Subscription Agreement may be modified or amended only by written agreement executed by the parties hereto.
13. For Purchases in Florida Only. The preferred shares are offered under Section 517.061(11)(A)(5) of the Florida Securities and Investor Protection Act. If sales are made to five or more persons in Florida, all persons purchasing preferred shares in Florida will have the right to void their purchase within three days after the first tender of consideration is made to us or within three days after the availability of this right is communicated to you, whichever occurs later. To accomplish this withdrawal, it is sufficient for you to send a letter to us within this three-day period indicating your intention to withdraw. Your letter must be sent and postmarked prior to the end of the third day or received within the period ending on the third day. If you send a letter, we suggest you send it by certified mail, return receipt requested, to ensure that it is received and also to evidence when it was mailed. Should you make the request orally, you should ask for written confirmation that your request has been received.
[remainder of page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, the undersigned has executed, or has caused to be executed by its duly authorized representatives, this Subscription Agreement this _______day of _______, 2023, and declare that it is truthful and correct.

Number of Shares subscribed for at $1,000.00 per Share:
Amount paid in cash herewith ($1,000.00 per Share): $

INDIVIDUAL SUBSCRIBER: NON-INDIVIDUAL SUBSCRIBER:
PRINT Name of Subscriber PRINT Name of Subscriber

Signature of Subscriber Signature and Title of Trustee
or Other Representative

PRINT Name of Co-Subscriber
(for example, subscriber’s spouse)

Signature of Co-Subscriber PRINT Name of Trustee or Other Representative

Individual Subscriber’s Non-Individual
Subscriber’s Principal Residence Address Principal Business Address
(please print or type): (please print or type):

Individual Subscriber’s Non-Individual Subscriber’s
Email Address Email Address
(please print or type): (please print or type):

ACCEPTANCE BY THE COMPANY
This subscription of the Shares contained in the foregoing Subscription Agreement is hereby accepted by the Company subject to the terms and conditions set forth therein and in reliance upon the representations, warranties, covenants, agreements and statements of such Subscriber contained therein and in the Subscriber’s Investor Suitability Questionnaire.

BAYFIRST FINANCIAL CORP.

By:
Name:
Title:
Dated: ________________, 2023